UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 18, 2018

UNIVERSAL FOREST PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5.Corporate Governance and Management

Item 5.07.Submission of Matters to a Vote of Security Holders

On April 18, 2018, the Company held its 2018 Annual Meeting of Shareholders.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies; the proposals are described in detail in the Company’s Proxy Statement dated March 9, 2018, as supplemented as of April 2, 2018.  The voting results are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of the Company to hold office until the 2021 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Missad	52,547,405	352,484	15,593	3,062,984
Tom W. Rhodes	52,413,808	480,940	20,734	3,062,984
Brian C. Walker	48,672,084	4,225,487	17,911	3,062,984

Proposal 2 – Vote to Amend the Employee Stock Purchase Plan.

The shareholders approved the Amendment to the Employee Stock Purchase Plan to authorize the issuance of an additional 300,000 shares under the new Plan.

For	Against	Abstain
52,491,527	379,773	44,182

Proposal 3 – Vote to Amend the Long-Term Stock Incentive Plan.

The shareholders approved the Amendment to the Long-Term Stock Incentive Plan to extend the term of the Plan.

For	Against	Abstain
48,944,182	3,924,714	46,586

Proposal 4 – Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2018.

The shareholders ratified the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for fiscal 2018.

For	Against	Abstain
55,685,388	272,637	20,441

Proposal 5 – Advisory (Non-Binding) Vote on Executive Compensation.

The shareholders approved the proposed resolution to approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Broker Non-Votes
40,438,265	12,419,776	57,441	3,062,984

Proposal 6 – Advisory (Non-Binding) Vote on the Frequency of Shareholder Votes on Executive Compensation.

The shareholders approved an annual advisory vote on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
46,753,190	85,534	6,003,457	73,301

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

8
Dated: April 18, 2018	UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer